Exhibit 10.1
FIRST AMENDMENT TO 364-DAY REVOLVING CREDIT AGREEMENT
THIS FIRST AMENDMENT TO 364-DAY REVOLVING CREDIT AGREEMENT (this “First Amendment”) is made and entered into as of the 16th day of September, 2015 (the “First Amendment Effective Date”), among ENTERPRISE PRODUCTS OPERATING LLC, a Texas limited liability company (“Borrower”), CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for each of the lenders (the “Lenders”) that is a signatory or which becomes a signatory to the hereinafter defined Credit Agreement, the Lenders party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, DNB BANK ASA, NEW YORK BRANCH, JPMORGAN CHASE BANK, N.A., MIZUHO BANK, LTD. and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Co-Syndication Agents, and ROYAL BANK OF CANADA, THE BANK OF NOVA SCOTIA, SUNTRUST BANK and UBS SECURITIES LLC, as Co-Documentation Agents, and CITIGROUP GLOBAL MARKETS INC., WELLS FARGO SECURITIES, LLC, DNB MARKETS, INC., J.P. MORGAN SECURITIES LLC, MIZUHO BANK, LTD., THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., RBC CAPITAL MARKETS, THE BANK OF NOVA SCOTIA, SUNTRUST ROBINSON HUMPHREY, INC., and UBS SECURITIES LLC., as Joint Lead Arrangers and Joint Book Runners.

R E C I T A L S:
A.            On September 30, 2014, the Borrower, the lenders party thereto and the Administrative Agent entered into a certain 364-Day Revolving Credit Agreement (the “Credit Agreement”) whereby, upon the terms and conditions therein stated, the lenders party thereto agreed to make certain Loans (as defined in the Credit Agreement) and extend certain credit to the Borrower.
B.            The parties hereto mutually desire to amend the Credit Agreement as hereinafter set forth.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree as follows:
1.                Certain Definitions.
1.1            Terms Defined Above.  As used in this First Amendment, the terms “Administrative Agent”, “Borrower”, “Credit Agreement”, “First Amendment” and “First Amendment Effective Date”, shall have the meanings indicated above.
1.2            Terms Defined in Agreement.  Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Credit Agreement shall have the same meanings herein as therein unless the context hereof otherwise requires.
1.3            Additional Terms.  As used herein, “Exiting Lender” means any Person that is a Lender under the Credit Agreement immediately prior to the First Amendment Effective Date and not a signatory hereto as a Lender.

2.               Amendments to Credit Agreement.
2.1            Defined Terms.
(a)            The term “Agreement,” as defined in Section 1.01 of the Credit Agreement, is hereby amended to mean the Credit Agreement, as amended by this First Amendment and as the same may from time to time be further amended or supplemented.
(b)            The table set forth in the definition of the term “Applicable Rate,” as defined in Section 1.01 of the Credit Agreement, is hereby amended in its entirety to read as follows:
Index Debt Ratings: (Moody’s/S&P)	Eurodollar Spread	ABR Spread	Facility Fee Rate
Category 1 > A3/A-	0.925%	0.000%	0.075%
Category 2 Baa1/BBB+	1.025%	0.025%	0.100%
Category 3 Baa2/BBB	1.125%	0.125%	0.125%
Category 4 Baa3/BBB-	1.350%	0.350%	0.150%
Category 5 < Ba1/BB+	1.450%	0.450%	0.175%
(c)            The reference to “December 31, 2013” in the definition of “Material Adverse Change” as defined in Section 1.01 of the Credit Agreement is hereby amended to refer instead to “December 31, 2014”.
(d)            The reference to “for any Interest Period” in the introductory clause of the definition of “LIBO Rate” as defined in Section 1.01 of the Credit Agreement is hereby amended to refer instead to “for any Interest Period, the greater of (i) zero percent (0%) and (ii)”.
(e)            The definition of “Maturity Date” as defined in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
“Maturity Date” means the date 364 days after the First Amendment Effective Date; provided, if the Borrower has elected the Term-Out option in accordance with Section 2.01(c), “Maturity Date” shall mean the date one year and 364 days after the First Amendment Effective Date (the “Term Loan Maturity Date”); provided, however, in either case, if such date is not a Business Day, then the Maturity Date shall be the Business Day immediately preceding such date.
(f)            Multi-Year Facility.  The reference to “as amended by First Amendment to Revolving Credit Agreement dated June 19, 2013” in the definition of “Multi-Year Credit Facility” as defined in Section 1.01 of the Credit Agreement is hereby amended to refer instead to “as amended by First Amendment to Revolving Credit Agreement dated June 19, 2013 and Second Amendment to Revolving Credit Agreement dated as of September 16, 2015”.
(g)            Additional Defined Terms.  Section 1.01 of the Credit Agreement is hereby further amended and supplemented by adding the following new definitions, which read in their entirety as follows:

“First Amendment” means that certain First Amendment to 364-Day Revolving Credit Agreement dated as of the First Amendment Effective Date among the Borrower, the Lenders and the Administrative Agent.
“First Amendment Effective Date” means September 16, 2015.
2.2            Accounting Terms; GAAP.  The reference to “September 30, 2014” in the last sentence of Section 1.04 of the Credit Agreement is hereby amended to refer instead to “June 30, 2015”.
2.3            Commitment Schedule; Exiting Lenders.  Schedule 2.01 to the Credit Agreement is hereby amended in its entirety to read as set forth on Schedule 2.01 attached hereto.  In connection therewith, Borrower, Administrative Agent and Lenders shall make adjustments to the outstanding principal amount of Loans (but not any interest accrued thereon prior to the First Amendment Effective Date or any accrued facility fees under the Credit Agreement prior to the First Amendment Effective Date), including the borrowing of additional Loans (which may include Eurodollar Loans) and the repayment of Loans (which may include the prepayment or conversion of Eurodollar Loans) and the prepayment in full of Loans made by Exiting Lenders (if any), plus all applicable accrued interest, fees and expenses as shall be necessary to provide for Loans by each Lender in the amount of its new Applicable Percentage of all Loans as of the First Amendment Effective Date.  In connection with the foregoing, each Lender shall be deemed to have made an assignment of its outstanding Loans and Commitments under the Credit Agreement, and assumed outstanding Loans and Commitments of other Lenders under the Credit Agreement, all at the request of the Borrower, as may be necessary to effect the foregoing, and each such Lender shall be entitled to any reimbursement under Section 2.16 of the Credit Agreement with respect thereto.  As of the First Amendment Effective Date, each Exiting Lender shall cease to be a Lender under the Credit Agreement and shall be released from its obligations under the Credit Agreement.
2.4            Conditions Precedent.  The obligation of the Lenders party hereto and the Administrative Agent to enter into this First Amendment shall be conditioned upon the following conditions precedent:
(a)            The Administrative Agent shall have received a copy of this First Amendment, duly completed and executed by the Borrower and each Lender; and acknowledged and ratified by EPD, as Guarantor, pursuant to a duly executed Acknowledgement and Ratification of Guarantor in the form of Exhibit A attached hereto.
(b)            The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the First Amendment Effective Date) of Christopher S. Wade, in-house counsel for Borrower and EPD, and Locke Lord LLP, counsel for Borrower and EPD, substantially in the forms delivered in connection with the Credit Agreement and reasonably satisfactory to the Administrative Agent and its counsel.
(c)            The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to (1) the organization and existence of the Borrower and EPD, (2) the authorization of this First Amendment and any other legal matters relating to the Borrower, EPD, this First Amendment or the Credit Agreement, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel, and (3) with respect to EPD, the authorization of the Ratification and Acknowledgement of Guarantor attached hereto.
(d)            The Administrative Agent shall have received each promissory note requested by a Lender pursuant to Section 2.10(e) of the Credit Agreement, each duly completed and executed by the Borrower.
(e)            The Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by the President, an Executive Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement, as amended hereby, and Section 2.4(g) hereof.
(f)            The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced prior to closing, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.
(g)            As of the First Amendment Effective Date, no Material Adverse Change exists.
(h)            The Lenders shall have received (i) the audited financial statements for the Borrower and its Subsidiaries for the period ended December 31, 2014, and (ii) the unaudited financial statements for the Borrower and its Subsidiaries and EPD's Form 10-Q for the fiscal quarter ending June 30, 2015.
(i)            All necessary governmental and third-party approvals, if any, required to be obtained by the Borrower in connection with this First Amendment and otherwise referred to herein shall have been obtained and remain in effect (except where failure to obtain such approvals will not have a Material Adverse Effect), and all applicable waiting periods shall have expired without any action being taken by any applicable authority.
(j)            The Borrower shall have entered into an amendment to the Multi-Year Credit Facility, in form and substance reasonably satisfactory to the Administrative Agent, effective contemporaneous with the effectiveness hereof, providing for, among other things, that each Lender’s “Applicable Percentage” (as defined therein) thereunder is equal to such Lender’s Applicable Percentage under the Credit Agreement, as amended hereby, as of the effectiveness hereof, and the Administrative Agent shall have received a copy thereof.
(k)            The Administrative Agent shall have received such other information, documents or instruments as it or its counsel may reasonably request.
2.5            Effectiveness.  Subject to the satisfaction of the conditions precedent set forth in Section 2.4 hereof, this First Amendment shall be effective as of the First Amendment Effective Date.  On and after the effectiveness of this First Amendment, this First Amendment shall for all purposes constitute a loan document.
3.               Representations and Warranties.  The Borrower represents and warrants that:
(a)            there exists no Default or Event of Default under the Credit Agreement, as hereby amended;

(b)            the Borrower has performed and complied with all covenants, agreements and conditions contained in the Credit Agreement, as hereby amended, required to be performed or complied with by it;
(c)            the representations and warranties of the Borrower contained in the Credit Agreement, as hereby amended, were true and correct in all material respects when made, and are true and correct in all material respects at and as of the time of delivery of this First Amendment, except, in each case, to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date;
(d)            the execution, delivery and performance of this First Amendment are within the Borrower's limited liability company powers and have been duly authorized by all necessary limited liability company and, if required, member action; and
(e)            this First Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
4.            Extent of Amendments.  Except as expressly herein set forth, all of the terms, conditions, defined terms, covenants, representations, warranties and all other provisions of the Credit Agreement are herein ratified and confirmed and shall remain in full force and effect.  The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the loan documents, nor constitute a waiver of any provision of any of the loan documents.
5.            Counterparts.  This First Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.
6.            References.  On and after the First Amendment Effective Date, the terms “Agreement”, “hereof”, “herein”, “hereunder”, and terms of like import when used in the Credit Agreement shall, except where the context otherwise requires, refer to the Credit Agreement, as amended by this First Amendment.
7.            Governing Law.  This First Amendment shall be governed by and construed in accordance with the laws of the State of New York and applicable federal law.
THIS FIRST AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, THE NOTES AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
This First Amendment shall benefit and bind the parties hereto, as well as their respective assigns, successors, heirs and legal representatives.
[Signatures Begin on Next Page]

EXECUTED as of the First Amendment Effective Date.
BORROWER:
ENTERPRISE PRODUCTS OPERATING LLC,
a Texas limited liability company

By:	Enterprise Products OLPGP, Inc., its Manager

By:	/s/ Christian M. Nelly
Christian M. “Chris” Nelly
Vice President and Treasurer

CITIBANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ Richard Rivera
	Name:	Richard Rivera
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Co-Syndication Agent and a Lender

By:	/s/ Michael A. Tribolet
	Name:	Michael A. Tribolet
	Title:	Managing Director

DNB BANK ASA, NEW YORK BRANCH,
as Co-Syndication Agent

By:	/s/ Caroline Adams
	Name:	Caroline Adams
	Title:	First Vice President

By:	/s/ Bjørn E. Hammerstad
	Name:	Bjørn E. Hammerstad
	Title:	Senior Vice President

DNB CAPITAL LLC, as a Lender

By:	/s/ Caroline Adams
	Name:	Caroline Adams
	Title:	First Vice President

By:	/s/ Bjørn E. Hammerstad
	Name:	Bjørn E. Hammerstad
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as Co-Syndication Agent and a Lender

By:	/s/ Darren Vanek
	Name:	Darren Vanek
	Title:	Authorized Signatory

MIZUHO BANK, LTD.,
as Co-Syndication Agent and a Lender

By:	/s/ Leon Mo
	Name:	Leon Mo
	Title:	Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Co-Syndication Agent and a Lender

By:	/s/ Todd Vaubel
	Name:	Todd Vaubel
	Title:	Vice President

ROYAL BANK OF CANADA,
as Co-Documentation Agent and a Lender

By:	/s/ Jim Allred
	Name:	Jim Allred
	Title:	Authorized Signatory

SUNTRUST BANK,
as Co-Documentation Agent and a Lender

By:	/s/ Carmen Malizia
	Name:	Carmen Malizia
	Title:	Director

THE BANK OF NOVA SCOTIA
as Co-Documentation Agent and a Lender

By:	/s/ Mark Sparrow
	Name:	Mark Sparrow
	Title:	Director

UBS SECURITIES LLC,
as Co-Documentation Agent

By:	/s/ Houssem Daly
	Name:	Houssem Daly
	Title:	Associate Director

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

By:	/s/ Houssem Daly
	Name:	Houssem Daly
	Title:	Associate Director

BANK OF AMERICA, N.A., a Lender

By:	/s/ Alia Qaddumi
	Name:	Alia Qaddumi
	Title:	Vice President

BARCLAYS BANK PLC, as a Lender

By:	/s/ Vanessa Kurbatskiy
	Name:	Vanessa Kurbatskiy
	Title:	Vice President

COMPASS BANK, a Lender

By:	/s/ Umar Hassan
	Name:	Umar Hassan
	Title:	Senior Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, a Lender

By:	/s/ Doreen Barr
	Name:	Doreen Barr
	Title:	Authorized Signatory

By:	/s/ Michael Moreno
	Name:	Michael Moreno
	Title:	Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH, a Lender

By:	/s/ Virginia Cosenza
	Name:	Virginia Cosenza
	Title:	Vice President

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

SOCIETE GENERALE, a Lender

By:	/s/ Diego Medina
	Name:	Diego Medina
	Title:	Director

SUMITOMO MITSUI BANKING CORP., a Lender

By:	/s/ David Kee
	Name:	David Kee
	Title:	Managing Director

TORONTO DOMINION (TEXAS) LLC, a Lender

By:	/s/ Rayan Karim
	Name:	Rayan Karim
	Title:	Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION, a Lender

By:	/s/ Patrick Jeffrey
	Name:	Patrick Jeffrey
	Title:	Vice President

MORGAN STANLEY BANK, N.A., a Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

RAYMOND JAMES BANK, N.A., a Lender

By:	/s/ Alexander L. Rody
	Name:	Alexander L. Rody
	Title:	Senior Vice President

SCHEDULE 2.01
COMMITMENTS
Lender	Commitment	Applicable Percentage*
Citibank, N.A.	$77,727,272.73	5.1818181818%
Wells Fargo Bank, National Association	$77,727,272.73	5.1818181818%
DNB Capital LLC	$77,727,272.73	5.1818181818%
JPMorgan Chase Bank, N.A.	$77,727,272.73	5.1818181818%
Mizuho Bank, Ltd.	$77,727,272.73	5.1818181818%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$77,727,272.73	5.1818181818%
Royal Bank of Canada	$77,727,272.73	5.1818181818%
SunTrust Bank	$77,727,272.73	5.1818181818%
The Bank of Nova Scotia	$77,727,272.73	5.1818181818%
UBS AG, Stamford Branch	$77,727,272.73	5.1818181818%
Bank of America, N.A.	$73,090,909.09	4.8727272727%
Barclays Bank PLC	$73,090,909.09	4.8727272727%
Compass Bank	$73,090,909.09	4.8727272727%
Credit Suisse AG, Cayman Islands Branch	$73,090,909.09	4.8727272727%
Deutsche Bank AG New York Branch	$73,090,909.09	4.8727272727%
Société Générale	$73,090,909.09	4.8727272727%
Sumitomo Mitsui Banking Corp.	$73,090,909.09	4.8727272727%
Toronto Dominion (Texas) LLC	$73,090,909.09	4.8727272727%
U.S. Bank National Association	$73,090,909.09	4.8727272727%
Morgan Stanley Bank, N.A.	$54,681,818.18	3.6454545455%
Raymond James Bank, N.A.	$10,227,272.71	0.6818181818%
TOTAL	$1,500,000,000.00	100.0000000000%
*Rounded to 10 decimal places

EXHIBIT A
ACKNOWLEDGMENT AND RATIFICATION OF GUARANTOR
The undersigned (“Guarantor”) hereby expressly (i) acknowledges the terms of the foregoing First Amendment to 364-Day Revolving Credit Agreement; (ii) ratifies and affirms its obligations under its Guaranty Agreement dated as of September 30, 2014, in favor of the Administrative Agent; (iii) acknowledges, renews and extends its continued liability under said Guaranty Agreement and Guarantor hereby agrees that its Guaranty Agreement remains in full force and effect; and (iv) guarantees to the Administrative Agent the prompt payment when due of all amounts owing or to be owing by it under its Guaranty Agreement pursuant to the terms and conditions thereof.
The foregoing acknowledgment and ratification of the undersigned Guarantor shall be evidenced by signing the space provided below, to be effective as of the First Amendment Effective Date.
ENTERPRISE PRODUCTS PARTNERS L.P.,
a Delaware limited partnership

By:	Enterprise Products Holdings LLC, General Partner

By:	/s/ Christian M. Nelly
Christian M. “Chris” Nelly
Vice President and Treasurer